EXHIBIT 99.1
Informational Cover Letter Regarding The Solicitation Of Five (5) Competing Chapter 11
Plans In The Bankruptcy Case Of Fremont General Corporation
     You are receiving this cover letter and an accompanying package of materials because you are a creditor, asserted creditor, or shareholder of Fremont General Corporation, a Nevada corporation (“Fremont”). Fremont filed a voluntary petition for protection under chapter 11 of the United States Bankruptcy Code on June 18, 2008, and has been proceeding as a debtor and debtor in possession in a bankruptcy case pending before the United States Bankruptcy Court for the Central District of California, Santa Ana Division.
     Over the last several months, Fremont, the Official Committee of Unsecured Creditors appointed in Fremont’s bankruptcy case (the “Creditors Committee”), the Official Committee of Equity Holders appointed in Fremont’s bankruptcy case (the “Equity Committee”), and three shareholders have been engaged in a process to obtain Bankruptcy Court approval for what is called “plan solicitation.” This cover letter and the accompanying materials, all of which have been reviewed and approved by the Bankruptcy Court for dissemination to you, are the results of that process.
     There are five (5) separate and competing plans that have been approved for plan solicitation in Fremont’s bankruptcy case. Each of the parties that has proposed a plan (generally referred to as a “plan proponent”) has obtained the Bankruptcy Court’s approval for a disclosure statement describing that proponent’s plan and a 3-page “solicitation letter” explaining how that plan proponent believes you should vote your claim or interest. The five plan proponents you are being asked to consider are:
•	The Creditors Committee.

•	The Equity Committee.

•	New World Acquisition, LLC.

•	Ranch Capital, LLC.

•	Signature Group Holdings LLC.
     Fremont is not prosecuting its own chapter 11 plan. Moreover, Fremont is not expressing a preference at this time as to any of the plans that have been filed by these five plan proponents.
     Each of the five plans proposes to effect a merger between Fremont and certain of its subsidiaries, which will need to be approved by the Bankruptcy Court. Each of the plans proposes to treat the holders of Fremont’s 7.875% Senior Notes due 2009, the holders of general unsecured claims against Fremont, the holders of the 9% Trust Originated Preferred Securities (or “TOPrS”) issued by Fremont General Financing I, the holders of claims subordinated under section 510(b) of the Bankruptcy Code, and the holders of Fremont’s common stock in different fashions. Although you should carefully review all of the enclosed documents to understand fully what each of the five plan proponents propose, Fremont and its professionals have prepared the comparison chart attached as Exhibit 1 to provide you with a concise summary of some of the essential terms and differences among the five plans’ features. In addition, the five plan proponents have undertaken to prepare a “pro forma” equity statement as of April 30, 2010, which is attached along with additional data demonstrating the pro forma effects of the proposed plans as Exhibit 2. While the Bankruptcy Court has approved both exhibits, Exhibit 2 is the collective work product of the five plan proponents. Moreover, Exhibit 2 includes information based upon the projected “book value” of assets and liabilities, which are subject to certain limitations and do not include value attributable to future business performance.
     You should also be aware that the five plan proponents have prepared financial information and projections regarding their respective plans, which financial data is discussed in many of the disclosure statements and solicitation letters. Fremont has not endorsed any of that financial data. Fremont has, however, provided each of the five plan proponents with access to its unaudited books and records as of various dates in 2009. Using that common information, the plan proponents have prepared balance sheets and projections based upon their own adjustments and assumptions. Such modifications may differ materially among the proponents, and may also differ materially from the financial information provided to them by Fremont. Furthermore, such modifications may also differ materially from the common information contained in Exhibit 2. Each of the plan proponents has described its financial assumptions and adjustments in its respective disclosure statement, and you should consult and read those sections of the five disclosure statement with care. Moreover, there may be certain important aspects of the consolidated Fremont entities’ assets and liabilities that are not fully quantified in Fremont’s unaudited books and records but are more fully described in the plan proponents’ disclosure statements. Once again, you should review Exhibit 1, Exhibit 2, and all the relevant disclosure statement sections with care.
     The Bankruptcy Code contains detailed requirements for approval, or “confirmation,” of a chapter 11 plan. However, even if all the proposed plans meet those requirements, the Bankruptcy Court may only “confirm” one of the five plans, which makes your votes and preferences regarding those competing plans very important. You should carefully review the five solicitation letters included with this package and the five separate disclosure statements contained on the enclosed CD. You should also carefully read and follow the enclosed instructions and notices, and if you wish to participate in the voting process, you should properly and timely complete and return the enclosed ballots and preference election forms pursuant to the instructions. YOU HAVE THE RIGHT TO VOTE IN FAVOR OF MORE THAN ONE PLAN AND TO INDICATE YOUR PREFERENCE FOR ANY, SOME, OR ALL OF THE FIVE PLANS (WITHOUT REGARD TO WHETHER YOU VOTE TO ACCEPT OR REJECT A PARTICULAR PLAN). Please note that these documents are complex and that each of the plans may affect your rights in important ways, and as a result, you may wish to seek the assistance of an advisor. In the event that you have questions about any of the five plans, you should contact the proponent of the underlying plan using the information provided in that plan proponent’s disclosure statement.

Exhibit 1

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

Plan Overview

OCC
[1]

•	Sale of all assets with the exception of the performing loan pool. Majority of asset sales to occur in 2010

•	Asset sale proceeds, loan income and other recoveries used to pay off prepetition creditors through 2011 (estimated 2 year period)

OEC
[2]

•	Business strategies & investments: (1) Purchase bank or bank charter to form platform for roll-up of community bank acquisitions; (2) Acquire/work-out distressed loans; (3) Fund and service hard money mortgages; and (4) Develop middle-market asset based lending platform

New World Acquisition (NWA)
[3]

•	Business strategies & investments: (1) Maximize FRC’s existing loan recoveries & pursue debt, mezzanine & equity positions in commercial real estate assets/entities; (2) Originate bridge loans, transition financing, DIPs, senior secured debt, etc; (3) Asset lending for smaller businesses; (4) Acquisition of S&L’s, community banks & other financial service entities
Signature Group & certain Co-
Proponents (SC)
[4]

•	Business strategies & investments: (1) Create commercial finance program focused on middle market corporate lending; (2) Originate, structure and manage diversified asset portfolio including: asset-backed commercial financings, special situations, distressed asset investing and other finance assets (loans, sale-leaseback transactions, etc.)

Ranch Capital (RC)
[5]

•	Business strategies & investments: (1) Use Reorganized Debtor as platform for investment in residential real estate projects (some of RC’s existing pipeline projects may be offered to the reorganized Debtor); (2) Identify projects with low cash investment requirements and high realizations; (3) Invest in distressed and special situation opportunities; and (4) Maximize FRC’s existing loan recoveries

Economic Consideration
•	No new economic consideration
If TOPrS Accept Plan and if Plan is Confirmable:
•	Initial Consideration: $26 million to $40 million[1] of converted / waived TOPrS principal & pre/post petition interest for 26% of equity (27.5 million shares)
Potential Future Consideration: $7.5 million from warrants exercise (5 million warrants at $1.50 exercise price)
If TOPrS Reject Plan or if Plan is not confirmable:
•	No new economic consideration
If TOPrS Accept Plan:
•	Initial Consideration by NWA: $7 million contribution for 10.1% of incremental equity

•	Initial Consideration by TOPrS: $14 to $27 million [1] of converted / waived TOPrS principal & pre/post petition interest for 10.7% of equity (10.6 million shares)
If TOPrS Reject Plan:
•	Initial Consideration by NWA: $14.4 million contribution for 20.8% of incremental equity
Potential Future Consideration:
$13.6 million from warrants exercise by NWA (13.6 million warrants at average $1.00 exercise price)
•	Initial Consideration by SC*: $10.3 million contribution, consisting of at least $5 million cash and the remainder in in-kind assets** for 11.2% of equity (12.5 million shares) and warrants

•	SC may reallocate cash and in-kind asset contributions for the $10.3 million equity investment

•	Initial Consideration by TOPrS: $25 to $38 million[1] of converted / waived TOPrS principal & pre/post petition interest for 18.8% of equity (21 million shares)

•	Potential Future Consideration: $15.5 million from warrants exercise (15 million warrants at $1.03 exercise price)
* SC Consideration includes $0.3 million for 15 million purchased warrants ($0.02/warrant purchase price)
** In-kind assets would be subject to
If TOPrS Accept Plan:
•	Initial Consideration by RC*: $5.3 to $5.9 million contribution for 5.7% of equity and for warrants (range dependent on court’s determination of FJR vs. contractual rate for Senior Notes)

•	Initial Consideration by TOPrS: $23 to $37 million [1] of converted / waived TOPrS principal & pre/post petition interest for 19.9% of equity (21 million shares)
If TOPrS Reject Plan:
•	Initial Consideration by RC*: $15.8 to $17.5 million equity contribution for 25.6% of equity and for warrants (range dependent on court’s determination of FJR vs. contractual rate for Senior Notes
* RC Consideration includes $2 million for 15 million purchased warrants ($0.1333/warrant purchase price)

[1]	TOPrS consideration range is caused by calculating post petition interest, through April 30, 2010, at the federal judgment rate (FJR) vs. contractual rate. For the purpose of this analysis, a functional rate of 9% has been used for the Junior Subordinated Notes in the event the notes are deemed to be reinstated.

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

OCC
[1]

OEC
[2]

New World Acquisition (NWA)
[3]

Signature Group & certain Co-
Proponents (SC)
[4]

Ranch Capital (RC)
[5]

third-party valuation as of 12/31/09
** If Reorganized Debtor exercises option to repurchase the Incentive Warrants, price will be calculated as 75% of the prevailing Black-Scholes valuation of such warrants
*** If Reorganized Debtor exercises option to terminate Management Agreement due to Ranch Capital’s failure to perform, and if Reorganized Debtor’s share price performance fails to match or exceed performance of S&P 500, Incentive Warrants will be forfeited
Potential Future Consideration:
•	$33.5 to $35.5 million from warrants exercise
▪	If court determines FJR for Senior Notes — 35 million warrants at an average $1.01 exercise price

▪	If court determines contractual rate for Senior Notes – 35 million warrants at average exercise price of $0.96

New Share Purchase Price
(New consideration only, excludes any value from TOPrS claim conversion)
•	None
•	None
•	Excludes potential future consideration from exercise of warrants
•	$0.70 per share (cash consideration only)
•	Excludes potential future consideration from exercise of warrants
•	$0.80 per share (cash and in-kind asset consideration)
•	Excludes potential future consideration from exercise of warrants
If TOPrS Accept Plan:
•	$0.65 per share if court determines Senior Notes are entitled to post petition interest at FJR (cash consideration only)
•	$0.55 per share if court determines Senior Notes are entitled to post petition interest at contractual rate (cash consideration only)
If TOPrS Reject Plan:
•	$0.50 to $0.55 per share if court determines Senior Notes are

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

OCC
[1]

OEC
[2]

New World Acquisition (NWA)
[3]
Signature Group & certain
Co-Proponents (SC)
[4]

Ranch Capital (RC)
[5]

entitled to post petition interest at FJR (cash consideration only)

•	$0.55 per share if court determines Senior Notes are entitled to post petition interest at contractual rate (cash consideration only)

•	Excludes potential future consideration from exercise of warrants

•	In addition, $2 million at Emergence to purchase Incentive Warrants.

Board of Directors
•	OCC initially appoints 5 member board: (4) Senior Notes and (1) TOPrS

•	If OEC votes for plan: (3) Senior Notes; (1) TOPrS; and (1) OEC

•	Board to shift upon Senior Notes repayment & again after TOPrS repayment
If TOPrS Accept Plan and if Plan is Confirmable:
•	7 member board: (3) TOPrS; (3) OEC; and (1) mutually approved by TOPrS and OEC

•	Until $40 million effective date payment is made to TOPrS: (4) TOPrS and (3) OEC
If TOPrS Reject Plan or if Plan is not confirmable:

•	7 member board: (6) OEC and Don Royer (if he chooses to serve)

•	7 member board: (3) from consultation with largest shareholders and (4) NWA

•	NWA’s proposed 4 board members are named
•	7 member board: (4) independent directors identified by SC; (2) independent directors identified by the TOPrS Group — Seth Hamot & Howard Amster expected for nomination; (1) a representative of the existing equity holders

•	SC’s board members identified in Plan
If OEC & TOPrS Accept Plan
•	9 member board: (2) RC; (2) RC-recommended independent directors; (2) OEC*; (2) TOPrS*; & (1) independent & mutually approved
If TOPrS Accepts & OEC Rejects Plan
•	7 member board: (2) RC; (2) RC-recommended independent directors; (2) TOPrS*; & (1) independent & mutually approved
If TOPrS & OEC Reject Plan
•	5 member board: (2) RC; (2) RC-recommended independent directors & (1) independent & mutually approved
* Any board members selected by OEC or TOPrS must be approved by RC

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

New Management

OCC
[1]

•	Plan Administrator assumes broad range of duties, which include effectuating all plan provisions, sale of remaining assets, establishing reserves and reporting to the Board
•	Executive employment agreements assumed through November 2010(2)

OEC
[2]

•	Senior management to be named prior to or at confirmation

•	Executive employment agreements assumed through November 2010(2)

•	Initially, an interim CEO & outside managers will be retained at market rates to handle post confirmation operations, fund investments and explore new opportunities

New World Acquisition (NWA)
[3]

•	Executive employment agreements assumed through November 2010(2)

•	Reorganized Debtor’s CEO or CIO to be named at or prior to confirmation hearing

•	Senior management New World principals
Signature Group & certain Co-
Proponents (SC)
[4]

•	SC requests certain current senior management members enter into new agreements to continue employment through a plan transition period

•	New management team identified (including existing members of SC)

Ranch Capital (RC)
[5]

•	RC will evaluate and may assume current executive employment agreements through November 2010 (2)

•	RC names new Chairman and EVP. RC’s CFO to provide transition and potential future services (as needed)

Effective Date Distributions to Creditors 3
•	$275 million with majority of funds from FRC after the proposed merger

•	Additional distribution (estimated to be $50 million) in 2010 (within 9 months post effective date)
If TOPrS Accept Plan and if Plan is Confirmable:
•	Approx. $276* million with majority of funds from FRC after the proposed merger
If TOPrS Reject Plan or if Plan is not confirmable:
•	Approx. $236* million with majority of funds from FRC after the proposed merger
* Includes Debtor’s estimate of non-Senior/Junior note general unsecured claims (GUC); excludes FGC/FRC reserves
•	Approx. $239 million with a majority of funds from FRC after the proposed merger

•	Above includes estimated transaction fees & Debtor’s estimate of non-Senior/Junior note GUC; excludes FGC/FRC reserves
•	Approx. $286 million with a majority of funds from FRC after the proposed merger

•	Above includes estimated transaction fees and Debtor’s estimate of non-Senior/Junior note GUC; excludes FGC/FRC reserves
•	Approx. $262 to $309 million (depending on TOPrS election) with majority of funds from FRC after the proposed merger
•	Above includes estimated transaction fees and RC’s estimate of non-Senior/Junior note GUC; excludes FGC/FRC reserves

Senior Notes Treatment
On the effective date, paid the full amount of any principal and accrued pre-petition interest at the contract rate of interest (with post-petition interest at the FJR).
•	Paid on effective date for full satisfaction of claim (includes post petition interest at FJR)

•	In the event the court determines such treatment is necessary for the Senior Notes to be “unimpaired,” post- petition interest may be paid at a rate higher than FJR
•	Paid on effective date for full satisfaction of claim (includes post petition interest at FJR)

•	In the event the court determines that it is necessary to pay interest at a different rate to leave the Senior Noteholders unimpaired, interest at the rate approved by the court
•	Paid on effective date for full satisfaction of claim
▪	If Senior Notes class accepts plan, post petition interest at FJR plus $1.5 million

▪	If Senior Notes class rejects plan, post petition interest at FJR
•	Proposed treatment to Senior Notes
•	Paid on effective date for full satisfaction of claim (includes post petition interest at FJR)
•	In the event the court determines such treatment is necessary for the Senior Notes to be “unimpaired”, post-petition interest may be paid at a rate higher than FJR

[2]	Management members (i.e., Sanchez, CEO, Stuedli, CFO and Royer, GC) have not agreed to the assumption of executive employment agreements.

[3]	Subject to Bankruptcy Court approval of proposed mergers and resolution of FRC creditor objections.

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

OCC
[1]

OEC
[2]

New World Acquisition (NWA)
[3]

•	Senior Noteholders may receive interest at a rate settled on by the parties
Signature Group & certain Co-
Proponents (SC)
[4]

subject to Bankruptcy Court approval

Ranch Capital (RC)
[5]

Junior Notes Treatment
•	TOPrS to be paid the full amount of any principal and accrued pre-petition interest at the contract rate of interest (with post-petition interest from the petition date through effective date at the FJR and thereafter at the rate provided for in the plan which is expected to be 9% until such claims are paid in full)

•	On the effective date, receive estimated $40.3 million on the effective date (after subordination) and remaining distribution/payments through 2011 (including post petition interest)

•	TOPrS to receive additional recoveries as part of the $50 million projected payment(s) in 2010 (estimated within 9 months post effective date) and the balance of any amounts owed within four years after the effective date
If TOPrS Accept Plan and if Plan is Confirmable:
•	$40 million effective date payment

•	$42.75 million note at 9%, due 2021, interest payable quarterly (callable by Debtor in 2 years)

•	27.5 million shares (26% equity)

•	5 million, 10 year warrants (at $1.50 exercise price)
If TOPrS Reject Plan or if Plan is not confirmable:
•	Reinstatement with accrued interest paid in December 2012 ($56 million). To the extent permitted under the indenture agreement, further interest payments deferred for 5 additional years (PIK until 2017)
If TOPrS class Accepts Plan:
•	Holders will receive pro rata of following:
▪	$95 million note, 9% due 2015, semi-annual interest payments (redeemable at 1-3% premium)

▪	10.7% stock distribution (10.6 million shares)
If TOPrS class Rejects Plan:
•	Notes to be reinstated at same terms and maturity
•	TOPrS class will receive the following:
▪	$45 million cash distribution on effective date if:
–	Post effective date unrestricted cash is at least $20 million or

–	Within 45 days following receipt of anticipated tax refund
▪	18.8% stock distribution (21 million shares)

▪	$39 million note, 9% due 2016, interest payable quarterly
If TOPrS Class Accepts Plan:
•	$47 million cash distribution on effective date

•	19.9% stock distribution (21 million shares)

•	$38.75 million note, 9% due 2016, interest payable quarterly (callable by Debtor in 2 yrs)
If TOPrS Class Rejects Plan:
If requisite number/amount does not accept plan — notes to be reinstated at same terms and maturity*
*In the event the court does not allow for the above treatment to individual holders and the TOPrS class rejects the plan, the entire class will be reinstated

General Unsecured Claims (GUC) Treatment
•	GUCs to be paid the full amount of any principal and accrued pre-petition interest they are entitled to receive under applicable state law (with post-petition interest from the petition date through effective date at the FJR and
•	Payment (or reserve) on effective date for full satisfaction of claims

•	Includes post petition interest at FJR unless treatment specified differently by a settlement agreement
•	Payment (or reserve) on effective date for full satisfaction of claims

•	Includes post petition interest at FJR unless treatment specified differently by a settlement agreement
•	Payment (or reserve) on effective date for full satisfaction of claims

•	Includes post petition interest at FJR unless treatment specified differently by a settlement agreement
•	Payment (or reserve) on effective date for full satisfaction of claims

•	Includes post petition interest at FJR unless treatment specified differently by a settlement agreement

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

OCC
[1]

thereafter at the rate provided for in the plan which is expected to be 9% until such claims are paid in full)

•	On the effective date, receive estimated $50.3 million on effective date (95%+ recovery) with remaining balance recovered through 2011

OEC
[2]

New World Acquisition (NWA)
[3]

Signature Group & certain Co-
Proponents (SC)
[4]

Ranch Capital (RC)
[5]

Equity Interests Treatment
•	Will receive pro rata interests in an Equity Trust, which are subject to dilution based upon Equity Trust interests issued to holders of allowed 510(b) claims and are subject to certain limitations, including a lack of control over the Reorganized Debtor’s board until such time as creditors are paid in full and the possible loss of value if all creditor claims are not paid within four (4) years of the plan effective date. Assuming creditors are paid in full, holders of the interests in the Equity Trust will be entitled to any remaining value in the Reorganized Debtor
If TOPrS Accept Plan and if Plan is Confirmable:
•	Retain equity interests subject to dilution contemplated per the plan
If TOPrS Reject Plan or if Plan is not confirmable:
•	Retain equity interests
•	Retain equity interests subject to dilution contemplated per the plan
•	Retain equity interests subject to dilution contemplated per the plan
•   Retain equity interests subject to dilution contemplated per the plan

New Capital / Financing
•	None proposed
If TOPrS Accept Plan and if Plan is Confirmable:
•	No immediate new capital / financing proposed
•	$7.5 million potential equity contribution through exercise of warrants
If TOPrS Reject Plan or if Plan is not confirmable:
•	None proposed
•	$7.0 to $14.4 million new equity contribution (depending on TOPrS election)

•	$12.2 million potential additional equity contribution through exercise of warrants
•	$10.3* million new equity contribution through at least $5 million cash and of the remainder in in-kind assets (SC can reallocate cash & kind assets prior to the effective date)
*Equity contribution includes $0.3 million for purchase of warrants
•	$15.5 million of potential additional equity contribution through exercise of warrants
•	$5.3 to $17.5* million new equity contribution (depending on TOPrS participation and court’s determination of interest rate for Senior Notes)
* Equity contribution includes $2.0 million for purchase of warrants
•	$33.5 to $35.5 million potential additional equity contribution through exercise of warrants (range dependent on court’s determination of FJR vs. contractual interest rate for

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

OCC
[1]

OEC
[2]

New World Acquisition (NWA)
[3]

Signature Group & certain Co-
Proponents (SC)
[4]

Ranch Capital (RC)
[5]

Senior Notes)

Strategic
Investments
•	None proposed
•	Achieve target after-tax returns of 15% (target 20%-25%)

•	Strategic investment timing & amounts:
▪	Sept 2010 — $25 million

▪	Jan 2011 — $25 million

▪	July 2011 — $25 million
•	Achieve 12% asset yield before origination fees & points (50 bps credit loss reserve assumed).

•	Originations/acquisitions:
▪	2010 — $80 million

▪	2011 — $90 million

▪	2012 — $115 million

▪	2013 — $140 million

▪	2014 — $165 million
•	Achieve target after-tax returns of 15% to 40% (based on the range of expected investments)

•	Originations/acquisitions:
▪	2010 — $50 million

▪	2011 — $80 million

▪	2012-2015 — $100 million per year
•	Reorganized Debtor used as investment vehicle for RC’s real estate investment projects and potentially distressed and “special situation” investments

•	Real estate investments increase to $67 million by 2014

Projected
Returns — Cash
•	2% return on cash balance through “secure and low risk investments”
•	6% return on cash balance through investment in mortgage-backed securities and other related financial products
•	Not referenced in NWA’s business plan

•	Liquidation analysis states 6% on investment in MBS and other related financial products
•	Not referenced in SC’s business plan
•	Not referenced in RC’s business plan

Sale of Loans,
REO, real
estate and
other assets
•	Non-performing loans sold in early 2010 for an estimated $20 million (resulting in a 24.6% recovery of loan unpaid principal balance, “UPB”)

•	Remaining non-loan assets sold at discounts ranging from approximately 15% to 35% of net book value (as of 10/31/09)
•	Projections assume $50 million collected in Sept 2010 from partial sale of loans, REO, PP&E and other assets or securitization of loans

•	Amount of loans to be sold/securitized is not specified
•	FRC’s residential loans sold in 2011 for $60 million (40% recovery of UPB)

•	Other assets sold in 2010, but building remains with 75% future leased
•	Projections assume sale of non-loan assets during 2010 and 2011
•	Projections show certain of FRC’s loans are monetized through 2017 (cumulative 45% recovery of UPB through 2017)

•	Projections assume sale of non-loan assets during 2010 and 2011

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

OCC
[1]

OEC
[2]

New World Acquisition (NWA)
[3]

Signature Group & certain Co-
Proponents (SC)
[4]

Ranch Capital (RC)
[5]

Legacy Operations and Wind Down
•	Downsize operations and personnel through 2012
•	Reduce personnel throughout the wind down period with non-executive headcount at 15 by 2010 and 5 by 2012
•	Wind down legacy activities through multiple stages by pushing existing operations into acquisitions
•	Accounting, finance, treasury & IT transferred by Oct 2010
•	Reduce non-executive headcount to 7 by 2010, 5 through 2012
•	Manage the existing assets to maximize value and manage expense reduction and litigation
•	“Gradual and efficient” wind down of the Debtor’s legacy business
•	Focus on the following: (1) loan-by-loan management of existing portfolio; (2) minimization of payments from Repurchase Reserve; (3) cost-benefit analysis of litigation; (4) minimization of overhead expenditures

Post Petition Interest
•	Petition date through effective date at federal judgment rate of 2.51% (FJR)
•	Tier rates ranging from 9% to 14% based on claim class and timing of repayments
•	Projections assume 9% interest for TOPrS and GUCs
•	Petition date through effective date at FJR (2.51%)
•	In the event the court determines such treatment is necessary for the Senior Notes to be “unimpaired,” post-petition interest may be paid at a rate higher than FJR
If TOPrS Accept Plan and if Plan is Confirmable:
•	TOPrS class to receive 9% on new note with interest paid quarterly
If TOPrS Reject Plan or if Plan is not confirmable:
•	TOPrS to receive the contractual rate of 9% (considered to be cured & reinstated)
•	Petition date through effective date at FJR (2.51%)
•	If TOPrS class accepts plan, receive 9% on new note with interest paid semi-annually
•	If TOPrS class rejects plan, receive contractual 9% rate (considered cured & reinstated)
•	In the event the court determines such treatment is necessary for the Senior Notes to be “unimpaired,” post-petition interest may be paid at a rate higher than FJR
•	If permitted by the Bankruptcy Court, Senior Notes will receive post petition interest at FJR plus an additional $1.5 million in settlement of post petition interest claims
•	For non-note GUC, petition date through effective date at federal judgment rate (2.51%)
•	TOPrS holders will receive 9% on new note with interest paid quarterly
•	Petition date through effective date at federal judgment rate (2.51%)
•	If TOPrS holders accept plan, receive 9% on new note with interest paid quarterly
•	If TOPrS holders reject plan, reinstated at contractual 9% rate (considered to be cured & reinstated)
•	In the event the court determines such treatment is necessary for the Senior Notes to be “unimpaired,” post-petition interest may be paid at a rate higher than FJR

Public Company Status & Reporting
•	Debtor will no longer be a public company post effective date
•	After each calendar year, company will issue un-audited and condensed financial information
•	Annual financial information and 8-K events will be included on company’s website
•	Continue public company status
•	Seek SEC waiver for past due reports and begin reporting in first quarter of plan effectiveness

•	If unable to obtain SEC waiver, company will become current with outstanding financial audits during 2Q/3Q 2010 (expected cost of approx. $2 million)
•	Continue public company status
•	Seek accommodation from SEC for past due reports and begin reporting post emergence
•	If unable to obtain SEC accommodation, company will become current with outstanding financial audits post emergence
•	Continue public company status
•	Seek accommodation from SEC for past due reports and begin reporting post emergence
•	If unable to obtain SEC accommodation, company will become current with outstanding financial audits and remedial Exchange Act filings post emergence
•	Continue public company status
•	Seek accommodation from SEC for past due reports and begin reporting post emergence
•	If unable to obtain SEC accommodation, company will become current with outstanding financial audits post emergence

Fremont General Corporation
Ch.11 Reorganization Plan Comparison (as of January 25, 2010)

OCC
[1]

OEC
[2]

New World Acquisition (NWA)
[3]

Signature Group & certain Co-
Proponents (SC)
[4]

Ranch Capital (RC)
[5]

Transaction Fee
•	None
•	None
•	Transaction fees — amounts to be determined
•	Transaction fees — amounts to be determined
•	Transaction fees — amounts to be determined

Plan
Proponent
Management
Fees
•	None
•	None
•	Management fee: 1.50% of the assets under management

•	Incentive fee: Options packages to be structured
•	Management fee through the end of 2011 will be funded pursuant to a budget approved by the Steering Committee and approved by the Board of Directors

•	The reorganized Fremont will be the exclusive vehicle for new investing activities of Signature.

•	Salaries of key Signature executives set at $150,000 per annum

•	Build team and hire additional senior investment professionals as set forth in the Disclosure Statement

•	Renewable annually

•	Estimated at $1.5 million in 2010 and $2.25 million in 2011
•	$2 million per year

•	Management Fee described above includes RC management team (i.e., newly appointed Chairman, EVP, and CFO)

•	After initial 18-month term of Management Agreement, Reorganized Debtor may terminate RC. RC is obligated to negotiate in good faith for renewal of the contract

Current /
Existing Equity
Ownership (after
transaction &
warrants)
•	Will receive pro rata interests in an Equity Trust, which are subject to dilution based upon Equity Trust interests issued to holders of allowed 510(b) claims and are subject to certain limitations, including a lack of control over the Reorganized Debtor’s board until such time as creditors are paid in full and the possible loss of value if all creditor claims are not paid within four (4) years of the plan effective date. Assuming creditors are paid in full, holders of the interests in the Equity Trust will be entitled to any remaining value in the Reorganized Debtor
If TOPrS Accept Plan and if Plan is Confirmable:
•	74% after the effective date

•	71% after potential dilution if warrants are exercised by the TOPrS
If TOPrS Reject Plan or if Plan is not confirmable:
•	100%
•	76% after initial equity contribution & TOPrS conversion (% incorporates NWA’s current equity stake of approx. 4.5%)

•	67% after potential if all warrants are exercised by NWA (% incorporates NWA’s current equity stake of approx. 4.5%)
•	70% after initial equity contribution and TOPrS conversion

•	62% after potential further dilution if all warrants are exercised by SC
•	74% after initial equity contribution

•	56% after potential further dilution if the Reorganized Debtor does not purchase any of the 20 million warrants that may be repurchased and if all warrants are exercised by Ranch Capital

Exhibit 2

Shareholders Equity Bridge — Projected Effective Date Book Value (including Estimated Reserves) and Shares Outstanding
(millions)

			OEC -	NWA -	NWA -	RC -	RC -
		OEC -TOPrS	TOPrS	TOPrS	TOPrS	TOPrS	TOPrS	SGH / McI
	OCC	accept	reject	accept	reject	accept	reject	/ Hamot

Shareholders Equity — 12/31/09	$99.64	$99.64	$99.64	$99.64	$99.64	$99.64	$99.64	$99.64

January Operating Loss	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)
February Operating Loss	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)	$(2.75)
March Operating Loss	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)
April Operating Loss	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)	$(3.00)

Book Senior Notes Interest	$(8.37)	$(8.37)	$(8.37)	$(8.37)	$(8.37)	$(8.37)	$(8.37)	$(8.37)
Book Senior Notes Interest — settlement	$—	$—	$—	$—	$—	$—	$—	$(1.50)
Book TOPrS Interest	$(17.58)	$(17.58)	$(17.58)	$(17.58)	$(17.58)	$(17.58)	$(17.58)	$(17.58)

Book / reserve for other contingent liabilities
GUC Post Petition Interest	$(0.43)	$(0.43)	$(0.43)	$(0.43)	$(0.43)	$(0.43)	$(0.43)	$(0.43)
Reserve for Disputed/Contingent/Unknown Claims	$(10.60)	$(10.60)	$(10.60)	$(10.60)	$(10.60)	$(10.60)	$(10.60)	$(10.60)
Transaction Expenses — KPMG	$—	$—	$—	$(1.73)	$(1.06)	$(2.69)	$(1.76)	$(2.48)
Transaction Expenses — Plan Proponents	$—	$—	$—	$(0.40)	$(0.40)	$(0.40)	$(0.40)	$(0.40)
Reserve for SEC Reporting Compliance Expense	$—	$(2.00)	$(2.00)	$(2.00)	$(2.00)	$(2.00)	$(2.00)	$(2.00)
Mgmt/Employee Severance	$(4.65)	$(4.65)	$(4.65)	$(4.65)	$(4.65)	$(4.65)	$(4.65)	$(4.65)

Reverse Accrued Bonus (included above)	$1.50	$1.50	$1.50	$1.50	$1.50	$1.50	$1.50	$1.50

Shareholders Equity
Estimated at 4/30/2010	$48.02	$46.02	$46.02	$43.89	$44.56	$42.93	$43.86	$41.64
New Equity Injection	$—	$—	$—	$7.00	$14.42	$5.90	$17.45	$10.06
Gain on TOPrS Conversion	$3.22	$42.26	$3.22	$30.01	$3.22	$39.26	$3.22	$41.01

Pro Forma Shareholders’ Equity	$51.24	$88.27	$49.24	$80.89	$62.20	$88.08	$64.53	$92.70
Pro Forma Shareholders’ Equity Per Share, excl Warrants	$0.65	$0.83	$0.63	$0.82	$0.63	$0.84	$0.61	$0.83

Shares Outstanding (MM)
Current	78.38	78.38	78.38	78.38	78.38	78.38	78.38	78.38
Shares Issued — TOPrS Conversion	—	27.50	—	10.60	—	21.00	—	21.00
Shares Issued — New Equity Injection, excl Warrants	—	—	—	10.00	20.60	6.00	27.00	12.50

Shares Outstanding — pro forma, excl Warrants	78.38	105.88	78.38	98.98	98.98	105.38	105.38	111.88

Notes:

-	Monthly Operating Losses — baseline is Negative $2.75MM, increasing to negative $3MM during the confirmation hearing months.

-	Senior Notes Interest — assumes post-petition interest at the federal judgement rate of 2.51% (compounded) based on $166,732,000 UPB plus $9,909,000 in prepetition interest since petition date. If the Senior Noteholders are entitled to receive contractual interest rate (and the Senior Noteholders or others seek the contractual interest rate), this figure will increase substantially.

-	GUC Post Petition Interest — 2.51% (compounded) interest since petition date assessed on balance of $9,000,000.

-	Reserve for Disputed/Contingent/Unknown Claims — Plan Proponents agreed upon best estimate based on Debtor’s books and records (includes FRC, FGC, general)

-	Transaction Expenses — KPMG — Estimated amounts due per KPMG. Transaction Fee assumes that the applicable 10 year warrants are exercised equally at 10% per year with a present value utilizing a discount rate of 15%. Transaction Fee under the NWA and RC “TOPrS Accept” scenarios and SGH scenario reprsents the average of FJR and Contractual Rate post petition interest to TOPrS. Final Transaction Fee is subject to change depending on the outcome of TOPrS treatment and Final Consideration provided by the successful Plan Proponent at confirmation.

-	Transaction Expenses — Plan Proponents — Estimates for expenses incurred by Plan Proponents.

-	Reserve for SEC Reporting Compliance Expense — Plan Proponents agreed upon best estimate of the cost of restoring Reorganized Debtor to SEC compliance. Since these efforts relate to prior periods, it is appropriate to establish a reserve as of the Effective Date.

-	Mgmt/Employee Severance — Estimated potential liability if management contracts are found to not be assumable. Plan proponents have not agreed with the foregoing position or the accuracy of the estimated amount.

-	Reverse Accrued Bonus — Reversal of accrued bonus on Debtor’s books that is included in the Reserve for Disputed/Contingent/Unknown claims established above.